UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

BRC GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

B. RILEY FINANCIAL, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

As previously announced, on January 1, 2026, B. Riley Financial, Inc. (now BRC Group Holdings, Inc., the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amended Certificate”) to change the Company’s corporate name from B. Riley Financial, Inc. to BRC Group Holdings, Inc., effective on such date. A copy of the Amended Certificate is attached as Exhibit 3.1 hereto and incorporated by reference. The Amended Certificate also amends our Certificate of Designation designating the 6.875% Series A Cumulative Perpetual Preferred Stock and our Certificate of Designation designating the 7.375% Series B Cumulative Perpetual Preferred Stock.

In connection with our name change, the Company’s Board of Directors approved the amendment of the Company’s by-laws to reflect the new corporate name also effective on January 1, 2026. No other changes were made to the Company’s by-laws. A copy of Amendment No. 2 to the Company’s Amended and Restated By-laws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

In addition, the Company entered into the Eighth Supplemental Indenture, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of January 1, 2026 (the “Eighth Supplemental Indenture”), to amend the Company’s name in (i) its Indenture, dated as of May 7, 2019, as supplemented by the First Supplemental Indenture, dated as of May 7, 2019, the Second Supplemental Indenture, dated as of September 23, 2019, the Third Supplemental Indenture, dated as of February 12, 2020, the Fourth Supplemental Indenture, dated as of January 25, 2021, the Fifth Supplemental Indenture, dated as of March 29, 2021, the Sixth Supplemental Indenture, dated as of August 6, 2021 and the Seventh Supplemental Indenture, dated as of December 3, 2021 and (ii) in its publicly traded senior notes, including the Company’s 5.00% Senior Notes due 2026, 5.50% Senior Notes due 2026, 6.50% Senior Notes due 2026, 5.25% Senior Notes due 2028 and 6.00% Senior Notes due 2028. A copy of the Eighth Supplemental Indenture is attached hereto as Exhibit 3.3 hereto and incorporated by reference.

The Company’s shares of common stock and preferred stock, and the Company’s senior notes, will continue to trade on The NASDAQ Stock Market under the same ticker symbols as previously used. Outstanding stock certificates for shares of the Company’s stock are not affected by the name change; they continue to be valid and need not be exchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated as of January 1, 2026.

3.2	Amendment No. 2 to Amended and Restated By-laws, dated as of January 1, 2026.

3.3	Eighth Supplemental Indenture, by and between the Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of January 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.)

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	EVP & CFO

Date: January 2, 2026